UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2018

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01                   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 26, 2018, Cloud Peak Energy Inc. (“CPE”) was notified by the New York Stock Exchange (“NYSE”) that CPE was not in compliance with the NYSE’s continued listing requirements, as the average closing price of its shares of common stock had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average share price for continued listing on the NYSE under Rule 802.01C of the NYSE Listed Company Manual.  Under the NYSE’s rules, CPE has six months following receipt of the notification to regain compliance with the minimum share price requirement.

As required by the NYSE, CPE will notify the NYSE within ten business days of its intent to cure the deficiency and return to compliance with the NYSE continued listing requirements.    CPE can regain compliance at any time during the six month cure period if on the last trading day of any calendar month during the cure period, its common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading day period ending on the last trading day of that month.  If CPE does not notify the NYSE that it intends to cure the deficiency as described above, then the NYSE could commence delisting procedures.  Under NYSE rules, CPE’s common stock will continue to be listed on the NYSE during this six month period, subject to compliance with other continued listing requirements.  CPE’s common stock symbol “CLD” will be assigned a “.BC” indicator by the NYSE to signify that it currently is not in compliance with the NYSE’s continued listing requirements.  If CPE fails to regain compliance with Section 802.01C during the cure period, its common stock will be subject to the NYSE’s suspension and delisting procedures.

Item 7.01                   Regulation FD Disclosure.

On December 27, 2018, CPE issued a press release with respect to the receipt of the notice of non-compliance from the NYSE.  The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other CPE filings.

Item 9.01                   Financial Statements and Exhibits

(d)   Exhibits.  The following exhibit is being furnished herewith.

Exhibit Number	Description
99.1	Furnished Press Release of Cloud Peak Energy Inc., dated December 27, 2018, Announcing Receipt of NYSE Notice of Non-Compliance Due to Minimum Average Share Price Requirement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2018

CLOUD PEAK ENERGY INC.

	By:	/s/ Bryan J. Pechersky
		Name:	Bryan J. Pechersky
		Title:	Executive Vice President, General Counsel and Corporate Secretary